Exhibit 99.1

Wendy’s Reports Positive Preliminary 2012 Second Quarter Same-Store Sales;

Reaffirms Outlook for Adjusted EBITDA from Continuing Operations of $320 million to $335 million

Company to Highlight Image Activation, Other Initiatives at June 28 Investor Day

DUBLIN, Ohio (June 27, 2012) – The Wendy’s Company (NASDAQ: WEN) today reported positive preliminary same-store sales for the second quarter of fiscal 2012 and reaffirmed its 2012 outlook for adjusted EBITDA from continuing operations in advance of its June 28 Investor Day.

For the second quarter ending July 1, 2012, the Company expects to report a same-store sales increase of approximately 3.0 percent for Wendy’s® North America Company-operated restaurants. This will be the fifth consecutive quarter of positive same-store sales at Company-operated restaurants.

Based on results to date, the Company is reaffirming its 2012 outlook for Adjusted EBITDA from continuing operations in a range of $320 million to $335 million. The outlook for Adjusted EBITDA from continuing operations excludes items such as anticipated debt extinguishment costs, as well as relocation costs and other expenses from the consolidation of the Atlanta restaurant support center with the Dublin, Ohio restaurant support center.

The Company continues to target an average annual Adjusted EBITDA growth rate in the high-single-digit to low-double-digit range beginning in 2013.

President and Chief Executive Officer Emil Brolick said: “We produced our fifth consecutive quarter of positive same-store sales, with exciting new products that we introduced under our ‘A Cut Above’ brand positioning, including our Spicy Guacamole Chicken Club sandwich and premium Signature Sides. We supported these product introductions with our new advertising campaign, featuring two different consumer advocates and the tag line ‘Now That’s Better™,’ which has generated a very encouraging consumer reaction in a short period of time.”

Company to Host Investor Day June 28

The Company is hosting an Investor Day beginning at 8:30 a.m. tomorrow, with presentations and slides webcast live from the investor relations section of Company’s website at www.aboutwendys.com. The webcast and accompanying slides will be available on the Company’s website after the presentation.

Same-store Sales Reporting Methodology

As previously announced on May 8, the Company has revised its reporting methodology for same-store sales to more accurately reflect comparable sales performance, including the impact of its new and reimaged restaurants. Using the new methodology, the Company calculates Wendy’s same-store sales beginning after new restaurants have been open for at least 15 continuous months and after reimaged restaurants have been reopened for three continuous months. The calculation of same-store sales previously began after a restaurant had been open for at least 15 continuous months and as of the beginning of the previous fiscal year. Under the old methodology, the expected same-store sales increase for the second quarter of 2012 would have been approximately 2.8 percent.

The new methodology has virtually no impact on previously reported same-store sales results prior to 2012.

Forward-Looking Statements

This news release contains certain statements that are not historical facts, including, importantly, information concerning possible or assumed future results of operations of The Wendy’s Company and its subsidiaries (collectively, the “Company”). Those statements, as well as statements preceded by, followed by, or that include the words “may,” “believes,” “plans,” “expects,” “anticipates,” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements that address future operating, financial or business performance; strategies or expectations; future synergies, efficiencies or overhead savings; anticipated costs or charges; future capitalization; and anticipated financial impacts of recent or pending transactions are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. The Company’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed in or implied by the forward-looking statements.

For all forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect future results and could cause those results to differ materially from those expressed in or implied by the forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond the Company’s control, include, but are not limited to: (1) changes in the quick-service restaurant industry, such as consumer trends toward value-oriented products and promotions or toward consuming fewer meals away from home; (2) prevailing economic, market and business conditions affecting the Company, including competition from other food service providers, high unemployment and decreased consumer spending levels; (3) the ability to effectively manage the acquisition and disposition of restaurants; (4) cost and availability of capital; (5) cost fluctuations associated with food, supplies, energy, fuel, distribution or labor; (6) the financial condition of the Company’s franchisees; (7) food safety events, including instances of food-borne illness involving the Company or its supply chain; (8) conditions beyond the Company’s control such as weather, natural disasters, disease outbreaks, epidemics or pandemics impacting the Company’s customers or food supplies, or acts of war or terrorism; (9) the availability of suitable locations and terms for the development of new restaurants; (10) adoption of new, or changes in, laws, regulations or accounting policies and practices; (11) changes in debt, equity and securities markets; (12) goodwill and long-lived asset impairments; (13) changes in interest rates; (14) expenses and liabilities for taxes related to periods up to the date of sale of Arby’s as a result of the indemnification provisions of the Arby’s Purchase and Sale Agreement; and (15) other factors discussed from time to time in the Company’s news releases, public statements and/or filings with the Securities and Exchange Commission, including those identified in the “Risk Factors” sections of the Company’s Annual and Quarterly Reports on Forms 10-K and 10-Q.

The Company’s franchisees are independent third parties that the Company does not control. Numerous factors beyond the control of the Company and its franchisees may affect new restaurant openings. Accordingly, there can be no assurance that commitments under development agreements with franchisees will result in new restaurant openings.

All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or their impact. The Company assumes no obligation to update forward-looking statements as a result of new information, future events or developments, except as required by federal securities laws. The Company does not endorse any projections regarding future performance that may be made by third parties.

Disclosure Regarding Non-GAAP Financial Measures

Adjusted EBITDA from continuing operations, which excludes certain expenses, net of certain benefits is used by the Company as a performance measure for benchmarking against the Company’s peers and competitors, and as an internal measure of business operating performance. The Company believes Adjusted EBITDA from continuing operations provides a meaningful perspective of the underlying operating performance of the Company’s current business. Adjusted EBITDA from continuing operations is not a recognized term under U.S. Generally Accepted Accounting Principles (“GAAP”).

Because all companies do not calculate Adjusted EBITDA from continuing operations and similarly titled financial measures in the same way, those measures as used by other companies may not be consistent with the way the Company calculates such measures and should not be considered as alternative measures of income from continuing operations.

Because certain income statement items needed to calculate income from continuing operations vary from quarter to quarter, the Company is unable to provide projections of income from continuing operations or a reconciliation of projected Adjusted EBITDA from continuing operations to projected income from continuing operations. The Company’s presentation of Adjusted EBITDA from continuing operations does not replace the presentation of the Company’s financial results in accordance with GAAP.

About The Wendy’s Company

The Wendy’s Company is the world’s third-largest quick-service hamburger company. The Wendy’s system includes more than 6,500 franchise and Company restaurants in the United States and 27 countries and U.S. territories worldwide. For more information, visit aboutwendys.com or wendys.com.

Media and Investor Contacts:

John Barker: (614) 764-3044 or john.barker@wendys.com

Dave Poplar: (614) 764-3311 or david.poplar@wendys.com

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